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                                                                  EXHIBIT 10.1.1

                   PERFORMANCE GUARANTY AND INDEMNIFICATION
                                   AGREEMENT
                               (KRC OBLIGATIONS)


     This PERFORMANCE GUARANTY AND INDEMNIFICATION AGREEMENT (KRC Obligations) ("AGREEMENT") is made and given effective as of the 19th day of June, 1997, by Kaiser Ventures Inc. ("GUARANTOR") in favor of West Valley Recycling & Transfer, Inc. ("WVRT") and West Valley MRF, LLC (the "COMPANY").

                                   RECITALS

     A. Kaiser Recycling Corporation, a Delaware corporation ("KRC") is a wholly-owned subsidiary of Guarantor.

     B. WVRT and KRC have formed the Company for the purposes of developing, constructing and operating a materials recovery facility and transfer station on property owned by the Company (collectively the "MRF").

     C. In connection with the financing and operation of the Company and the MRF, KRC and WVRT have entered into a Members Operating Agreement between KRC and WVRT of even date herewith. KRC is willing to enter into this Agreement to secure all of KRC's obligations under the Members Operating Agreement.

     D. To give WVRT and its Affiliates and the Company assurances with respect to the performance by KRC of all of its obligations pursuant to the Members Operating Agreement, Guarantor is willing to enter into this Agreement and to irrevocably, unconditionally and absolutely guarantee all such obligations.

     NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby unconditionally guarantees and agrees as follows:

     1. DEFINITIONS. Terms defined in the Members Operating Agreement and not otherwise defined in this Agreement shall have the same meaning as set forth in the Members Operating Agreement.

     2. GUARANTY AND INDEMNIFICATION. Guarantor hereby irrevocably, unconditionally and absolutely guarantees that KRC shall fully and timely perform all of its obligations and agreements of any nature or kind now or hereafter existing or created pursuant to the Members Operating Agreement subject to and in accordance with the Members Operating Agreement (including any cure period that may be afforded KRC under the applicable provisions of the members operating agreement). Guarantor further agrees to indemnify the Company, WVRT and WVRT's Affiliates from and against any cost, expense, claim, obligation, loss, liability or amount asserted against or that any of them may become liable for or bear arising out of the failure of KRC to fully and timely perform all of its obligations and agreements of any nature or kind now or hereafter existing or created pursuant to the Members Operating Agreement subject to and in accordance with the members operating

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Agreement (including any cure period that may be afforded KRC under the applicable provisions of the Members Operating Agreement).

     3. UNCONDITIONAL GUARANTY AND INDEMNIFICATION. The obligations, covenants, agreements and duties of Guarantor under this Agreement shall not be released or impaired in any manner whatsoever or for any reason, without the prior written consent of WVRT and the Company.

     4. NO OFFSET. Except as expressly provided in this Paragraph 4, Guarantor shall have no right of offset for its obligations hereunder against any amounts owed or claimed to be owed to Guarantor or an Affiliate of Guarantor by WVRT or the Company or an Affiliate of either. Notwithstanding the foregoing, Guarantor shall have the right to offset against any required payment of Guarantor pursuant to this Agreement any unpaid disputed amounts of KRC bills submitted to the Company which are received prior to the occurrence of an Event of Default by KRC under the Members Operating Agreement; provided, however, upon resolution of any such billing dispute any previously offset amount shall be immediately paid in full by Guarantor.

     5. WARRANTIES OF GUARANTOR. Guarantor hereby represents and warrants to WVRT and the Company that: (a) any and all balance sheets and other financial data that have heretofore been given to WVRT with respect to Guarantor fairly present the financial condition of Guarantor as of the date thereof and, since the date thereof, there has been no material adverse change in the financial condition of Guarantor, taken as a whole; (b) except as previously disclosed in writing to WVRT there are no material legal proceedings, claims or demands pending against or, to the knowledge of Guarantor, threatened against, Guarantor or any of Guarantor's assets or, if there is any such material proceeding, claim or demand, it has been disclosed in writing to KRC and does not and shall not have any material adverse effect upon the ability of Guarantor to perform any of Guarantor's obligations hereunder; (c) Guarantor is not in breach or default of any legal requirement, contract or commitment, which would have a material adverse effect on Guarantor; and (d) no event (including specifically Guarantor's execution and delivery of this agreement) has occurred which, with the lapse of time or the giving of notice or both, could result in Guarantor's breach or default under any legal requirement, contract or commitment which would have a material adverse effect on Guarantor's performance of its obligations hereunder.

     6. NO NOTICE OF ACCEPTANCE REQUIRED. Notice to Guarantor of the acceptance of this Agreement and of the making, renewing, assignment, modification or amendment of the obligations guaranteed and indemnified hereunder and each item thereof, are hereby expressly waived by Guarantor.

     7. TERMINATION OF GUARANTY. Guarantor's obligations under this Agreement shall be released and this Agreement shall terminate twelve (12) months following the dissolution and termination of the Company and the satisfaction of all of KRC'S obligations under the Members Operating Agreement.

     8. CONSIDERATION. Guarantor acknowledges and warrants that it derived or expects to derive financial and other advantages and benefits, directly or indirectly, from KRC, the Company, and the commitments of WVRT and its affiliates. It shall conclusively be deemed to have been assumed, that WVRT and its affiliates, as applicable, have entered into the Members

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Operating Agreement, formed the Company and incurring various obligations in reliance on this Agreement.

     9. COSTS OF ENFORCEMENT AND LOCATION OF PROCEEDINGS. If Guarantor should breach or fail to perform any provision of this Agreement or if any representation or warranty is untrue or incorrect in any material respect, Guarantor agrees to pay WVRT or the Company, as applicable, all costs and expenses (including court costs and reasonable attorneys' fees) incurred by WVRT or the Company in the enforcement hereof if legal action is commenced, as well as all applicable damages. This Agreement is performable in Ontario, California, and Guarantor consents and agrees that in any suit to enforce this Agreement, WVRT may maintain such action in the courts of the State of California, and Guarantor waives any right to otherwise object to such jurisdiction. This Agreement shall not be subject to the dispute resolution provisions of the Members Operating Agreement. WVRT shall have the right to enforce the terms of this Agreement directly or on behalf of the Company, as applicable.

     10. MISCELLANEOUS. Guarantor acknowledges and agrees that the Recitals contained in this Agreement are true and correct. No modification, consent, amendment or waiver of any provision of this Agreement, nor consent to any departure by any Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of WVRT, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand, in similar or other circumstances. No delay or omission by WVRT or the Company in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of WVRT and of the Company hereunder are cumulative of each other and of every other right or remedy which WVRT may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. In this Agreement, whenever the text so requires, the singular shall include the plural and conversely. This Agreement shall be governed by and construed in accordance with the laws of California. This Agreement shall constitute the entire Agreement of the Guarantor with WVRT and the Company with respect to the subject matter hereof and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Guarantor unless expressed herein or in the members operating agreement.

     11. ADDITIONAL SECURITY. To secure Guarantor's obligations pursuant to this Agreement, all the stock in KRC shall be pledged as collateral to WVRT pursuant to the terms of a Stock Pledge Agreement.

                                   "GUARANTOR"
                                   "KRC"
                                   KAISER VENTURES INC.


                                   By:  /s/ Gerald A. Fawcett
                                      ---------------------------------------
                                        Gerald A. Fawcett,
                                        President and Chief Operating Officer

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